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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 20, 1998
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                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Maine                         0-16947                  01-0437984
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                  04112-9540
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    (Address of principal executive offices)                         (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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      (Former name, former address and former fiscal year, if changed since last report)








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ITEM 5. OTHER EVENTS

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Peoples Heritage Financial Group, Inc. ("PHFG") on July 20, 1998 to file certain documents relating to the matters discussed therein.

         As previously reported, on July 20, 1998, PHFG announced that it and SIS Bancorp, Inc. (the "Company") had entered into an Agreement and Plan of Merger, dated as of July 20, 1998 (the "Agreement"), which sets forth the terms and conditions pursuant to which the Company would be merged with and into Peoples Heritage Merger Corp., a wholly-owned subsidiary of PHFG (the "Merger"). The Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of the Company (subject to certain exceptions) will be converted into the right to receive 2.25 shares of PHFG's common stock, plus cash in lieu of any fractional share interest. Consummation of the Merger is subject to a number of conditions, including, but not limited to, (i) the approval of the Agreement and the Merger by the shareholders of the Company and
(ii) the receipt of requisite regulatory approvals. A copy of the agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

         Pursuant to the Agreement, the Company's Massachusetts-based banking subsidiary, Springfield Institution for Savings, will be merged into PHFG's Massachusetts-based banking subsidiary, Family Bank, FSB. It is PHFG's current intention to conduct business in the market areas in which Springfield Institution for Savings conducted business prior to such bank merger under the name Springfield Institution for Savings. The Company's other banking subsidiary, Connecticut-based Glastonbury Bank and Trust Company, will be held as a separate institution.

         Pursuant to the Agreement, one director of the Company will become a director of PHFG and F. William Marshall, Jr., the Company's President and Chief Executive Officer, will become an executive officer of PHFG and Vice Chairman of PHFG's Senior Management Committee.

         In connection with the Agreement, PHFG and the Company entered into a Stock Option Agreement, dated as of July 20, 1998, pursuant to which the Company granted PHFG an option (the "Option") to purchase up to 1,385,383 shares of the Company's common stock (subject to adjustment as set forth therein), which represents 19.9% of the Company's outstanding shares of common stock, at a purchase price of $44.00 per share (subject to adjustment as set forth therein). The Option will become exercisable upon the occurrence of certain events, as specified in the Stock Option Agreement, none of which has occurred as of the date hereof. A copy of the Stock Option Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

         In connection with the Agreement, the Company and the Rights Agent for the Company's Rights Agreement adopted an amendment to the Rights Agreement, dated as of July 20, 1998, which generally provides that the Agreement and the Option Agreement and the transactions contemplated thereby shall have no consequences for purposes of such Rights Agreement. The amendment to the Rights Agreement is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

         On the date of execution of the Agreement, PHFG and the Company issued a joint press release announcing such execution, and on the same day PHFG made a presentation



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to analysts to elaborate on the strategic rationale and financial implications of the transaction. A copy of the press release and portions of the analysts presentation were filed as Exhibits 99.1 and 99.2, respectively, to the Current Report on Form 8-K filed by PHFG on July 20, 1998 and are incorporated herein by reference.

         The foregoing descriptions of and references to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents which are filed herewith and incorporated by reference herein as exhibits to this Current Report on Form 8-K.

         The press release and the portions of the analyst presentation incorporated herein by reference contain forward-looking statements with respect to the financial condition, results of operations and business of PHFG upon consummation of the Merger, including statements relating to: (a) the estimated cost savings and accretion to reported earnings that will be realized from the Merger; (b) the estimated impact on revenues of the Merger, and (c) the restructuring charges expected to be incurred in connection with the Merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) estimated cost savings from the Merger cannot be fully realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of PHFG and the Company are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the markets in which PHFG will be doing business, are less favorable than expected; or (7) legislation or changes in regulatory requirements adversely affect the businesses in which PHFG would be engaged.

         On July 20, 1998, PHFG also issued a press release announcing its earnings for the three and six months ended June 30, 1998. A copy of this press release was filed as 99.3 to the Current Report on Form 8-K filed by PHFG on July 20, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 2.1 Agreement and Plan of Merger, dated as of July 20, 1998, among PHFG, Peoples Heritage Merger Corp. and the Company.




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                  Exhibit 10.1      Stock Option Agreement, dated as of July 20,
                                    1998, between the Company and PHFG.

                  Exhibit 10.2 Form of letter agreement between affiliates of the Company and PHFG.

                  Exhibit 10.3 Form of letter agreement between affiliates of PHFG and PHFG.

                  Exhibit 99.1      Press Release, dated July 20, 1998(1)

                  Exhibit 99.2      Portions of Analysts Presentation(1)

                  Exhibit 99.3      Press Release, dated July 20, 1998(1)

                  Exhibit 99.4 Amendment, dated as of July 20, 1998, to Rights Amendment, dated as of January 22, 1997, between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent.

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  (1) Incorporated by reference to the Current Report on Form 8-K filed by PHFG on July 20, 1998.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               PEOPLES HERITAGE FINANCIAL GROUP, INC.



                               By: /s/ Peter J. Verrill
                                   --------------------------------------------
                                   Name: Peter J. Verrill
                                   Title: Executive Vice President,
                                          Chief Financial Officer and Treasurer



Date: July 24, 1998





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